EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) dated as of the ____ day of _________, 2016, is entered into by and among GroGenesis, Inc., a Nevada corporation (the “Company”) and the undersigned shareholder (the “Shareholder”).

WHEREAS, the Shareholder holds outstanding the number of shares of the Company’s $0.001 par value common stock (the “Common Stock”), set forth on Exhibit A (the “Shareholder’s Common Stock”);

WHEREAS, upon shareholder approval, the Company plans on issuing a new class of capital stock, namely the series of $0.001 par value preferred stock having the rights and privileges set forth on that certain Certificate of Designation Establishing Series A Preferred Stock of the Company dated _________, 2016 and attached hereto as Exhibit B (the “Series A Preferred Stock”) and incorporated herein;

WHEREAS, the Company and the Shareholder have agreed to exchange the Shareholder’s Common Stock (the “Exchange”) for the number of shares of Series A Preferred Stock set forth on Exhibit A (the “Exchange Stock”);

WHEREAS, the Company and the Shareholder desire to enter into this Agreement to effect the Exchange on the terms set forth herein; and

WHEREAS, the Exchange is being made in reliance upon the exemption from registration proved by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Shareholder hereby agree as follows:

1.

Exchange of Stock.

1.1.

Subject to the terms and conditions of this Agreement, on the Effective Date (defined below), (a) the Shareholder shall (i) surrender the certificate or certificates representing the Shareholder’s Common Stock, and (ii) assign the Shareholder’s Common Stock to the Company for cancellation thereof pursuant to the Assignment of Interest set forth on Exhibit A; and (b) the Company shall (i) cancel the Shareholder’s Common Stock, (ii) issue the Exchange Stock to the Shareholder, and (iii) enter the Exchange on the books and records of the Company.

1.2.

The Exchange shall be effective at such time as this Agreement, including the Assignment of Interest set forth on Exhibit A, has been fully executed and delivered, the Company has obtained shareholder approval of the establishment of the class of Series A Preferred Stock and the Certificate of Designation establishing the Series A Preferred Stock has been filed with the Nevada Secretary of State (the “Effective Date”).

2.

Representations and Warranties of the Company.  The Company hereby represents and warrants to the Shareholder as follows:

2.1

Organization and Corporate Power.  The Company is duly formed, validly existing and in good standing under the laws of Nevada, with full corporate power and authority for the ownership and operations of its properties and for the carrying on of its business as now conducted.  The Company has all requisite corporate power and corporate authority to execute and deliver this Agreement, to perform all its obligations hereunder, to issue and deliver the Exchange Stock.

2.2

Authorization of Agreements and Validity.

(a)

The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, and will not

(i)

violate (x) any provision of any applicable law, or any order of any court or other agency of government applicable to the Company or its assets, (y) the bylaws or articles of incorporation of the Company, each as amended, or (z) any provision of any material agreement or other instrument to which the Company or its assets are bound;

(ii)

result in the creation of, or give any party the right to create, any lien upon any of the assets of the Company;

(iii)

terminate or give any party the right to terminate, amend, abandon or refuse to perform any material agreement, arrangement or commitment to which the Company is a party or by which the Company or any of its assets are bound;

(iv)

give any party the right to accelerate or modify, the time within which, or the terms under which the Company is to perform any duties or obligations or receive any rights or benefits under any material agreement, arrangement or commitment to which it is a party; or

(v)

conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default or loss of rights under any such material agreement or other instrument.

(b)

This Agreement has been duly executed and delivered by an authorized officer of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally.

(c)

The Exchange Stock has been duly authorized by the Board of Directors of the Company, and when issued, sold and delivered in accordance with this Agreement for the consideration expressed herein, will be validly issued, fully paid and nonassessable, and will be free and clear of all liens, charges and encumbrances of any nature whatsoever, except for any applicable restrictions on transfer under applicable federal and state securities laws.

(d)

The Company is conducting its business in material compliance with all applicable laws, ordinances, rules, regulations, court or administrative orders, decrees or processes, or any requirement of insurance carriers material to its business.  The Company has not received a notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

3.

Representations and Warranties of the Shareholder.

3.1

Authorization.  The Shareholder has full power and authority to enter into this Agreement and this Agreement constitutes a valid and legally binding obligation of the Shareholder, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.2

Title to Shareholder’s Common Stock.  The Shareholder owns the Shareholder’s Common Stock free and clear of all liens, charges and encumbrances of any nature whatsoever, except such liens and encumbrances imposed by applicable securities laws, and neither the Shareholder’s Common Stock nor any interest therein has been sold, assigned, endorsed, transferred, deposited under any agreement, hypothecated, pledged for any bank or brokerage loan or otherwise disposed of in any manner by the Shareholder or on the Shareholder’s behalf.  The Shareholder further acknowledges that neither the Shareholder nor anyone on the Shareholder’s behalf has signed any power of attorney, or other assignment or authorization respecting the same which is now outstanding and in force, and no person, firm or corporation has any right, title, claim, equity or interest in, to or respecting any of the Shareholder’s Common Stock.

3.3

No Conflict.  The execution and delivery of this Agreement by the Shareholder and the consummation of the transactions contemplated hereby do not and will not result in the breach of, or constitute a default under, or require the consent of a third party under, or result in any lien, claim or encumbrance on any of the Shareholder’s Common Stock under any mortgage, lease, note, bond, indenture, agreement, license or other instrument or obligation to which the Shareholder or any of the Shareholder’s assets are bound or affected.

3.4

Purchase Entirely for Own Account.  The Shareholder is acquiring the Exchange Stock for investment for the Shareholder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Shareholder has no present intention of selling, granting any participation in, or otherwise distributing the same within the meaning of the Securities Act.  The Shareholder further represents that the Shareholder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer to such person or to any third person, with respect to any of the Exchange Stock.

3.5

Reliance upon the Shareholder’s Representations.  The Shareholder understands that the Exchange Stock is not registered under the Securities Act on the ground that the exchange provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act, and that the Company’s reliance on such exemption is based on the Shareholder’s representations set forth herein.  The Shareholder realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Shareholder has in mind merely acquiring the Exchange Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise.  The Shareholder has no such intention.

3.6

Receipt of Information.  The Shareholder, through its representatives, has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Exchange Stock and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

3.7

Investment Experience.  The Shareholder has either (a) a preexisting personal or business relationships, with the Company or any of its officers, directors or controlling persons, or (b) the capacity to protect its own interests in connection with the acquisition of the Exchange Stock by virtue of the business or financial expertise of the Shareholder or of professional advisors to the Shareholder who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

3.8

Restricted Securities.  The Shareholder understands that the Exchange Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Exchange Stock or an available exemption from registration under the Securities Act, the Exchange Stock must be held indefinitely.  In particular, the Shareholder is aware that the Exchange Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of the applicable portion of that Rule are met.

3.9

Legends.  To the extent applicable, each certificate or other document evidencing any of the Exchange Stock shall be endorsed with the legend set forth below, and the Shareholder covenants that, except to the extent such restrictions are waived by the Company, the Shareholder shall not transfer the Exchange Stock represented by any such certificate without complying with the restrictions on transfer described in the following legend endorsed on such certificate:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

4.

Mutual Release.

4.1

The Company’s Release.  Upon execution of this Agreement, the Company, on behalf of itself and its predecessors, successors, agents, affiliates, subrogees, insurers, representatives, personal representatives, legal representatives, transferees, assigns and successors in interest of assigns, and any firm, trust, corporation, partnership, investment vehicle, fund, or other entity managed or controlled by the Company or in which the Company has or had a controlling interest (collectively, “the Company’s Releasors”), in consideration of the satisfaction of the items set forth in Section 1 of this Agreement, hereby remises, releases, acquits and forever discharges Shareholder and any and all of its respective direct or indirect affiliates, parent companies, divisions, subsidiaries, agents, consultants, employees, legal counsel, officers, directors, managers, shareholders, stockholders, stakeholders, owners, predecessors, successors, assigns, subrogees, insurers, trustees, trusts, administrators, fiduciaries and representatives, if any (collectively, “Shareholder’s Releasees”), of and from any and all federal, state, local, foreign and any other jurisdiction’s statutory or common law claims (including claims for contribution and indemnification) causes of action, complaints, actions, suits, defenses, debts, sums of money, accounts, covenants, controversies, agreements, promises, losses, damages, orders, judgment and demands of any nature whatsoever, in law or equity, known or unknown, of any kind, including, but not limited to, claims or other legal forms of action arising from the Exchange, this Agreement or any related transaction documents, or from any other conduct, act, omission or failure to act, whether negligent, intentional, with or without malice, that the Company’s Releasors ever had, now have, may have, may claim to have, or may hereafter have or claim to have, against Shareholder’s Releasees, from the time that the Shareholder became an owner of record or beneficially of any shares of the Common Stock up to and including the Effective Date.  Nothing in the foregoing release shall release any claim to enforce this Agreement.

4.2

Shareholder’s Release.  Shareholder, on behalf of itself and its predecessors, successors, agents, affiliates, subrogees, insurers, representatives, personal representatives, legal representatives, transferees, assigns and successors in interest of assigns, and any firm, trust, corporation, partnership, investment vehicle, fund, or other entity managed or controlled by Shareholder or in which Shareholder has or had a controlling interest (collectively, “Shareholder’s Releasors”), in consideration of the satisfaction of the items set forth in Section 1 of this Agreement, hereby remises, releases, acquits and forever discharges the Company and any and all of its respective direct or indirect successors, assigns, subrogees, insurers, trustees, trusts, administrators, fiduciaries and representatives, if any (collectively, “Company’s Releasees”), of and from any and all federal, state, local, foreign and any other jurisdiction’s statutory or common law claims (including claims for contribution and indemnification) causes of action, complaints, actions, suits, defenses, debts, sums of money, accounts, covenants, controversies, agreements, promises, losses, damages, orders, judgment and demands of any nature whatsoever, in law or equity, known or unknown, of any kind, including, but not limited to, claims or other legal forms of action arising from the Exchange, this Agreement or any related transaction documents, or from any other conduct, act, omission or failure to act, whether negligent, intentional, with or without malice, that Shareholder’s Releasors ever had, now have, may have, may claim to have, or may hereafter have or claim to have, against the Company’s Releasees, from the time that the Shareholder became an owner of record or beneficially of any shares of the Common Stock up to and including the Effective Date.  Nothing in the foregoing release shall release any claim to enforce this Agreement.

5.

Miscellaneous.

5.1

Survival of Representations, Warranties and Agreements.  Each of the parties is executing and carrying out the provisions of this Agreement in reliance upon the representations, warranties and covenants and agreements contained in this Agreement as of the Effective Date, and not upon any investigation which it might have made or any representations, warranty, agreement, promise or information, written or oral, made by the other party or any other person other than as specifically set forth herein.  Except as specifically set forth in this Agreement, representations and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant shall not survive the Effective Date, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any party from and after the Effective Date.

5.2

Notice.  All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

If to Shareholder:

At the addresses set forth on the signature page

If to the Company:

GroGenesis, Inc.

101 S. Reid Street, Suite 307

Sioux Falls, SD  57103

With a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

Attn:  Mark Lee

1201 K Street, Suite 1100

Sacramento, CA  95814

5.3

Successors and Assigns.  This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person.  This Agreement may not be assigned by any party hereto except with the prior written consent of the other party, which consent shall not be unreasonably withheld.

5.4

Governing Law.  This Agreement, the negotiation, terms and performance of this Agreement, the rights of the parties under this Agreement, and all actions arising in whole or in part under or in connection with this Agreement, will be governed by and construed in accordance with the domestic substantive laws of the State of Nevada, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.  If any action relating to this Agreement is brought by a party hereto against any other party hereto, the prevailing party in such action will be entitled to recover all reasonable expenses relating thereto (including attorneys’ fees and expenses) from the non-prevailing party (in addition to any other relief to which such prevailing party may be entitled).  Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction and venue of the state courts of the State of Nevada or the United States District Court for the District of Nevada for the purpose of any action between any of the parties hereto arising in whole or in part under or in connection with this Agreement, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, any claim that he, she or it is not subject personally to the jurisdiction of the above-named courts, that venue in any such court is improper, that his, her or its property is exempt or immune from attachment or execution, that any such action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens or improper venue, that such action should be transferred or removed to any court other than one of the above-named courts, that such action should be stayed by reason of the pendency of some other action in any other court other than one of the above-named courts or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence or prosecute any such action other than before one of the above-named courts.  Notwithstanding the previous sentence, a party hereto may commence any action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.  Each party hereto hereby (a) consents to service of process in any action between any of the parties hereto arising in whole or in part under or in connection with this Agreement or the negotiation, terms or performance hereof or thereof, in any manner permitted by Nevada law, (b) agrees that service of process made in accordance with clause (a) or made by overnight delivery by a nationally recognized courier service at his, her or its address specified pursuant to this agreement will constitute good and valid service of process in any such action and (c) waives and agrees not to assert (by way of motion, as a defense or otherwise) in any such action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

5.5

Waiver of Jury Trial.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, THE PARTIES HERETO HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE NEGOTIATION, TERMS OR PERFORMANCE HEREOF OR THEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  THE PARTIES HERETO AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES HERETO.  THE PARTIES HERETO FURTHER AGREE TO IRREVOCABLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING AND ANY SUCH PROCEEDING WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

5.6

Construction.  The titles and subtitles contained in this Agreement are for convenience only and shall not be used in the construing or interpreting of this Agreement.  References herein to Sections and Exhibits are to the sections and exhibits, respectively, of this Agreement.  As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

5.7

Severability.  If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.

5.8

Entire Agreement; Non-Waiver.  This Agreement, including the exhibits attached hereto, and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties with respect to its subject matter and supersedes all prior and contemporaneous understandings with respect to its subject matter.  This Agreement may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto.  No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.  Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

5.9

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.10

Electronic Execution and Delivery.  This Agreement, to the extent executed and delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto, each other party shall re-execute original forms hereof and deliver them in person to all other parties.  No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature of agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authority.

[Signatures follow on a separate page.]

IN WITNESS WHEREOF, the parties have duly executed and delivered, or have caused to be duly executed and delivered by their authorized officers, as applicable, this Exchange Agreement as of the date first set forth above.

GroGenesis, Inc.:

By:  ________________________

Name:  Richard Kamolvathin, CEO

Shareholder:

By:  ________________________

Name:  ______________________

Address:

_____________________

_____________________

_____________________

EXHIBIT A

ASSIGNMENT OF INTEREST

The undersigned (the “Transferor”) hereby sells transfers and assigns 10,000,000 shares (the “Shareholder’s Common Stock”) of the $0.001 par value common stock of GroGenesis, Inc., a Nevada corporation (the “Company”) to the Company, along with all of Transferor’s right, title and interest in the Shareholder’s Common Stock, free and clear of all liens, charges and encumbrances of any nature whatsoever, except such liens and encumbrances imposed by applicable securities laws, in exchange for 20,000 fully paid and nonassessable shares of the Company’s $0.001 par value preferred stock having the rights and privileges set forth on that certain Certificate of Designation Establishing Series A Preferred Stock of the Company dated _________, 2016.

Dated and made effective as of _____________, 2016.

EXHIBIT B

CERTIFICATE OF DESIGNATION

ESTABLISHING SERIES A PREFERRED STOCK

OF GROGENESIS, INC.

[Attached.]